UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  March 12, 2015

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

On March 12, 2015, Helmerich & Payne, Inc. (the “Company”) issued a news release announcing that its wholly owned subsidiary Helmerich & Payne International Drilling Co. intends to offer senior unsecured notes (the “Notes”) to be guaranteed by the Company in a private offering (the “Offering”).  A copy of the news release announcing the Offering is attached as Exhibit 99.1 and is incorporated in this report by reference.

The Notes and related guarantee have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration.

In connection with the announcement by the Company of the Offering, the Company is filing on this Current Report on Form 8-K an investor presentation. A copy of the presentation is attached as Exhibit 99.2 and is incorporated in this report by reference.

Item 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	News Release of Helmerich & Payne, Inc. dated March 12, 2015
99.2	Investor Presentation dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: March 12, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of Helmerich & Payne, Inc. dated March 12, 2015
99.2	Investor Presentation dated March 12, 2015